(INTERNET INDEX FUND LOGO)
                    TRACKING THE DOW JONES INTERNET INDEXSM

                                 ANNUAL REPORT
                                 JUNE 30, 2000

                               Investment Manager
                 (IGAM INTEGRITY GLOBAL ASSET MANAGEMENT LOGO)

July 12, 2000

Dear Shareholder:

We are pleased to present the annual report for the Internet Index Fund for the eight-month period from the inception date, November 4, 1999 to June 30, 2000. The Fund rose 12.90% for the eight months ended June 30, 2000, vs. a gain of 10.99% in the Dow Jones Internet IndexSM and an increase of 6.75% in the S&P 500 Index. As a result, the Fund was able to outperform the Internet sector benchmark index as well as a general U.S. market index during this period.

In retrospect, the Internet sector along with the overall U.S. stock market suffered from a market correction which took place during last March through last May. The Fund gained more than 100% since its inception at the market peak in March and since then lost 45% of its asset value. Such a severe market correction was partially caused by a concern about the valuation of the technology sector and several decisions by the Fed Reserve Board to raise interest rate levels. Despite the correction, the Fund has received relatively few redemption requests, which we believe indicates continued investor confidence over the long term.

As we pointed out in the last semi annual report, the Internet sector has been and will remain volatile. The reason is that the Internet industry is so new and rapidly changing that there is no consensus on the true value of Internet companies in the market. However, we are bullish on the future outlook on the Internet sector since we believe that the Internet is not a fad, but a true technology revolution. We think that this market correction will turn out to be a blip when we look back to it in the future.

The Fund has undergone some structural changes. Specifically, the advisor has agreed to further subsidize the Fund costs so that the overall expense ratio decreases from the current 1.40% to 0.99%. Also, a sales charge of 5% will be imposed on new shareholders. In addition, IGAM Group Funds and its advisor are excited about plans to launch new products and will keep shareholders informed of new developments.

Thank you for your support and participation. We appreciate the confidence you have placed in us, and we look forward to continuing to serve you.

Best regards,

/s/ Eugene Y.W. Lee

Eugene Y.W. Lee, Ph.D., CFA
President

    Date            Internet Index Fund         Dow Jones Internet Index
   11/4/99                $10,000                       $10,000
  12/31/99                $15,560                       $15,475
   3/31/00                $15,380                       $14,810
   6/30/00                $11,290                       $11,099

This chart assumes an initial investment of $10,000. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost.

As of the fiscal period ended June 30, 2000 the Fund has chosen to use the Dow Jones Internet Index as it's comparison benchmark.

                                                        RATE OF RETURN(%)
                                                     SINCE INCEPTION*<F1> TO
                                                          JUNE 30, 2000
                                                     -----------------------
Internet Index Fund                                           12.90%
Dow Jones Internet Index**<F2>                                10.99%

  *<F1>   November 4, 1999
 **<F2> The Dow Jones Internet Index (DJII), a 40-stock benchmark to measure performance of U.S. Internet stocks. The index seeks to represent 80% of the market capitalization of Internet stocks. The actual number of components may fluctuate as the sector continues to mature.

STATEMENT OF ASSETS & LIABILITIES
June 30, 2000

ASSETS:
   Investments, at value (cost $4,467,937)                         $3,417,443
   Receivable from Adviser                                            106,483
   Other assets                                                        16,209
                                                                   ----------
       Total assets                                                 3,540,135
                                                                   ----------

LIABILITIES:
   Accrued expenses and other liabilities                              54,397
   Payable to Custodian                                               296,550
                                                                   ----------
       Total Liabilities                                              350,947
                                                                   ----------

NET ASSETS                                                         $3,189,188
                                                                   ----------
                                                                   ----------

NET ASSETS CONSIST OF:
   Capital stock                                                   $4,174,130
   Undistributed net investment income                                 30,969
   Undistributed net realized gains on investment                      34,583
   Net unrealized depreciation on investments                      (1,050,494)
                                                                   ----------
       Total Net Assets                                            $3,189,188
                                                                   ----------
                                                                   ----------

Shares outstanding (no par, unlimited shares authorized)              282,435

Net Asset Value, Redemption Price and Offering Price Per Share     $    11.29
                                                                   ----------
                                                                   ----------

                     See Notes to the Financial Statements.

STATEMENT OF OPERATIONS
For the period November 4, 1999(1)<F3> thru June 30, 2000

INVESTMENT INCOME:
  Interest income                                                 $     1,116
                                                                  -----------
     Total Investment Income                                            1,116
                                                                  -----------

EXPENSES:
  Investment management fee                                            10,578
  Shareholder servicing and accounting fees                            50,971
  Organization charges                                                 50,322
  Administration fee                                                   25,329
  Legal fees                                                           19,889
  Directors fees                                                       19,038
  Federal and state registration                                       13,169
  Reports to shareholders                                               7,889
  Audit fees                                                            7,151
  Custody fees                                                          4,337
  Distribution fees                                                     4,068
  Other                                                                14,932
                                                                  -----------
     Total expenses before reimbursement                              227,673
  Less:  Reimbursement from Investment Manager                       (204,890)
                                                                  -----------
     Net Expenses                                                      22,783
                                                                  -----------

NET INVESTMENT LOSS                                                   (21,667)
                                                                  -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Realized gains on investments                                        34,583
  Change in unrealized appreciation/(depreciation)
    on investments                                                 (1,050,494)
                                                                  -----------
  Net realized and unrealized gain on investments                  (1,015,911)
                                                                  -----------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS              $(1,037,578)
                                                                  -----------
                                                                  -----------

(1)<F3>  Commencement of Operations.

                     See Notes to the Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                            FOR THE PERIOD
                                                        NOVEMBER 4, 1999(1)<F4>
                                                                 THRU
                                                             JUNE 30, 2000
                                                        -----------------------
OPERATIONS:
  Net investment loss                                         $   (21,667)
  Net realized gains on investment                                 34,583
  Change in unrealized appreciation/(depreciation)
    on investments                                             (1,050,494)
                                                              -----------
     Net decrease in net assets from operations                (1,037,578)
                                                              -----------

CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold                                     4,689,976
  Cost of shares redeemed                                        (463,210)
                                                              -----------
     Net increase in net assets from
       capital share transactions                               4,226,766
                                                              -----------

TOTAL INCREASE IN NET ASSETS                                    3,189,188

NET ASSETS:
  Beginning of period                                                  --
                                                               ----------
  End of period                                                $3,189,188
                                                               ----------
                                                               ----------

CHANGES IN SHARES OUTSTANDING:
  Shares sold                                                     320,299
  Shares redeemed                                                 (37,864)
                                                               ----------
     Net increase                                                 282,435
                                                               ----------
                                                               ----------

(1)<F4>  Commencement of Operations.

                     See Notes to the Financial Statements.

SCHEDULE OF INVESTMENTS
June 30, 2000

NUMBER OF                                                            MARKET
  SHARES                                                              VALUE
  ------                                                              -----
          COMMON STOCKS -- 107.2%

          CONSUMER CYCLICAL - 0.3%
 1,329    Etoys, Inc.*<F5>                                         $    8,431
                                                                   ----------

          CONSUMER NON-DURABLE - 0.9%
   783    Priceline.Com, Inc.*<F5>                                     29,742
                                                                   ----------

          FINANCIAL SERVICES - 2.7%
 3,093    E*Trade Group, Inc.*<F5>                                     51,035
 2,900    Ameritrade Holding Corp.*<F5>                                33,713
                                                                   ----------
                                                                       84,748
                                                                   ----------

          CONSUMER - 3.8%
 2,670    CMG Information Services*<F5>                               122,319
                                                                   ----------

          E-COMMERCE - 1.4%
   900    MP3.Com, Inc.*<F5>                                           12,206
   800    Ticketmaster Online City
            Search, Inc.*<F5>                                          12,750
 2,700    Webvan Group, Inc.*<F5>                                      19,659
                                                                   ----------
                                                                       44,615
                                                                   ----------

          MANUFACTURING - 4.6%
 1,240    Inktomi Corp.*<F5>                                          146,630
                                                                   ----------

          MEDICAL INFORMATION
            SYSTEMS - 0.5%
 1,100    Healtheon/WebMD Corp.                                        16,294
                                                                   ----------

          ELECTRONIC - 4.9%
 1,162    Amazon.Com, Inc.*<F5>                                        42,195
 2,200    Vingnette Corp.*<F5>                                        114,434
                                                                   ----------
                                                                      156,629
                                                                   ----------

          SOFTWARE - 37.2%
 1,100    Akamai Technologies, Inc.*<F5>                              130,608
 2,160    Ariba, Inc.*<F5>                                            211,781
 3,500    Bea Systems, Inc.*<F5>                                      173,031
 2,739    Broadvision, Inc.*<F5>                                      139,175
 1,240    Commerce One, Inc.*<F5>                                      56,265
 1,725    Covad Communications
            Group, Inc.*<F5>                                           27,816
   400    Digital Island*<F5>                                          19,450
 1,323    Earthlink, Inc.*<F5>                                         20,424
   714    Lycos, Inc.*<F5>                                             38,556
 1,600    PSInet, Inc.*<F5>                                            40,200
 1,463    Realnetwork, Inc.*<F5>                                       73,973
 1,900    Tibco Software, Inc.*<F5>                                   203,745
   950    Verio, Inc.*<F5>                                             52,710
                                                                   ----------
                                                                    1,187,734
                                                                   ----------

          MECHANICS & SOFTWARE - 20.1%
 5,020    America Online, Inc.*<F5>                                   264,805
 3,332    At Home Corporation - Ser A*<F5>                             69,139
 1,732    Verisign, Inc.*<F5>                                         305,698
                                                                   ----------
                                                                      639,642
                                                                   ----------

          SERVICE - 10.2%
   680    Checkfree Holdings Corp.*<F5>                                35,063
   250    Go2Net, Inc.*<F5>                                            12,578
 1,830    I2 Technologies, Inc.*<F5>                                  190,806
   900    Verticalnet, Inc.*<F5>                                       33,244
   422    Yahoo!, Inc.*<F5>                                            52,275
                                                                   ----------
                                                                      323,966
                                                                   ----------

          COMPUTER DATA SECURITY - 4.7%
   714    Check Point Software
            Technologies Ltd.*<F5>                                    151,190
                                                                   ----------

          TELECOMMUNICATION - 9.6%
   979    CNET, Inc.*<F5>                                              24,047
 3,968    Exodus Communications, Inc.*<F5>                            182,776
 2,650    Internet Capital Group, Inc.*<F5>                            98,091
                                                                   ----------
                                                                      304,914
                                                                   ----------

          MISCELLANEOUS - 6.3%
 1,342    Doubleclick, Inc.*<F5>                                       51,164
   676    Ebay, Inc.*<F5>                                              36,715
 2,040    Infospace.Com*<F5>                                          112,710
                                                                   ----------
                                                                      200,589
                                                                   ----------
          Total common stocks
            (cost $4,467,937)                                      $3,417,443
                                                                   ----------
                                                                   ----------
          Total investments - 107.2%
            (cost $4,467,937)                                       3,417,443
          Other assets in excess of
            liabilities - (7.2%)                                     (228,255)
                                                                   ----------
          TOTAL NET ASSETS - 100.0%                                $3,189,188
                                                                   ----------
                                                                   ----------

*<F5>  Non-income producing security.

                     See Notes to the Financial Statements.

FINANCIAL HIGHLIGHTS

                                                            FOR THE PERIOD
                                                        NOVEMBER 4, 1999(1)<F6>
                                                                 THRU
                                                             JUNE 30, 2000
                                                        -----------------------
PER SHARE DATA:

Net asset value, beginning of period                             $10.00
                                                                 ------

Income from investment operations:
  Net investment income                                            0.12
  Net realized and unrealized gains on investments                 1.17
                                                                 ------
     Total from investment operations                              1.29
                                                                 ------

     Net asset value, end of period                              $11.29
                                                                 ------
                                                                 ------

TOTAL RETURN                                                      12.90%(2)<F7>

SUPPLEMENTAL DATA AND RATIOS:
  Net assets, end of period                                   $3,189,188

  Ratios of expenses to average net assets:
     Before expense reimbursement                                 13.60%(3)<F8>
     After expense reimbursement                                   1.40%(3)<F8>

  Ratio of net investment income (loss) to average net assets:
     Before expense reimbursement                                (13.53)%(3)<F8>
     After expense reimbursement                                  (1.33)%(3)<F8>

  Portfolio turnover rate                                         46.88%(2)<F7>

(1)<F6>   Commencement of Operation.
(2)<F7>   Not annualized.
(3)<F8>   Annualized.

                     See Notes to the Financial Statements.

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2000

1. ORGANIZATION

   IGAM Group Funds (the "Trust") was organized as a Delaware business trust on July 15, 1999, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. The series presently authorized is the Internet Index Fund (the "Fund"). The Fund is a "non-diversified" series of the Trust pursuant to the 1940 Act. The Fund commenced operations on November 4, 1999. Costs incurred by the Trust in connection with the organization, registration and the initial public offering of shares of the Fund were expensed as incurred.

   The following is a summary of significant accounting policies consistently followed by the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

   a) INVESTMENT VALUATION - Common stocks and other equity-type securities that are listed on a securities exchange are valued at the last quoted sales price at the close of regular trading on the day the valuation is made. Price information, on listed stocks, is taken from the exchange where the security is primarily traded. Securities which are listed on an exchange but which are not traded on the valuation date are valued at the mean of the most recent bid and asked prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price. Debt securities are valued at the latest bid prices furnished by independent pricing services. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith under the supervision of the Board of Trustees of the Trust. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market.

   b) FEDERAL INCOME TAXES - A provision, for federal income taxes or excise taxes, has not been made since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

   c) INCOME AND EXPENSE - The Fund is charged for those expenses that are directly attributable to the Fund, such as advisory, administration and certain shareholder service fees.

   d) DISTRIBUTIONS TO SHAREHOLDERS - Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these book and tax differences are permanent in nature, such amounts are reclassified among paid-in-capital in excess of par value, undistributed net investment income and undistributed net realized gain (loss) on investments. Accordingly at June 30, 2000 reclassifications were recorded to increase undistributed net investment income by $52,636, and decrease capital stock by $52,636, to account for differences between the book and tax treatment of organization and registration costs.

   e) USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   f) REPURCHASE AGREEMENTS - The Fund may enter into repurchase agreements with certain banks or non-bank dealers. The Adviser will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest.

   g) OTHER - Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund and interest income is recognized on an accrual basis. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified to capital stock.

3. INVESTMENT TRANSACTIONS

   The aggregate purchases and sales of securities, excluding short-term investments, by the Fund for the period November 4, 1999 (inception date) to June 30, 2000, were as follows:

                                        Purchases              Sales
                                        ---------              -----
   U.S. Government                      $       --          $       --
   Other                                $5,704,319          $1,270,966

   At  June  30,  2000,  gross  unrealized  appreciation  and  depreciation   of
   investments for tax purposes were as follows:

   Appreciation                        $   350,934
   (Depreciation)                       (1,471,399)
                                       -----------
   Net depreciation on investments     $(1,120,465)
                                       -----------
                                       -----------

   At June 30, 2000, the cost of investments for federal income tax purposes was $4,537,908.

4. AGREEMENTS

   The Fund has entered into an Investment Advisory Agreement with Integrity Global Asset Management, (the "Investment Adviser"). Pursuant to its advisory agreement with the Fund, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.65% as applied to the Fund's average daily net assets.

   Until September 30, 2000, the Adviser has agreed to waive its advisory fee and/or reimburse the Fund's other expenses, including organization expenses, to the extent that total operating expenses (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed the annual rate of 1.40% of the net assets of the Fund, computed on a daily basis. Accordingly, for the period November 4, 1999 to June 30, 2000, the Investment Adviser waived advisory fees and will reimburse the Fund for other expenses in the amount of $204,890. The Adviser may decide to continue the agreement, or revise the total annual operating expense limitations after September 30, 2000. Any waiver or reimbursement is subject to later adjustment to allow the Investment Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a period are less than the expense limitation cap of 1.40%, provided, however, that the Investment Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

   T.O. Richardson Securities, Inc., (the "Distributor") serves as principal underwriter of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust. The Fund's shares are sold on a no-load basis and, therefore, the Distributor receives no sales commission or sales load for providing services to the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan"), which authorizes the Trust to pay the Distributor a distribution and shareholder servicing fee of up to 0.25% of the Fund's average daily net assets (computed on an annual basis). All or a portion of the fee may be used by the Fund or the Distributor to pay its distribution fee and costs of printing reports and prospectuses for potential investors and the costs of other distribution and shareholder servicing expenses. During the eight months ended June 30, 2000, the Fund incurred expenses of $4,068 pursuant to the 12b-1 Plan.

   Firstar Mutual Fund Services, LLC serves as transfer agent, administrator and accounting services agent for the Fund. Firstar Bank, N.A. serves as custodian for the Fund.

5. SUBSEQUENT EVENTS

   The Fund has a temporary overdraft arrangement in place with its custodian bank, which beginning September 1, 2000, will charge interest at the current prime rate. The amount outstanding as of June 30, 2000 is $296,550.

   On  August 29, 2000, the  Adviser entered into an  agreement with an  outside
   investment group.   In connection with this agreement the Fund will be  fully
   reimbursed by the Adviser for the receivable due from the Adviser.

   Subsequent to June 30, 2000 that Fund has undergone some structural changes. Specifically, the Adviser has agreed to further subsidize the Fund costs so that the overall expense ratio decreases from the current 1.40% to 0.99%. Also a sales charge of 5% will be imposed on new shareholders.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANT

To the Board of Trustees
of the Internet Index Fund:

We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of the Internet Index Fund for the period November 4, 1999 to June 30, 2000, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Internet Index Fund as ofJune 30, 2000, the results of its operations, changes in its net assets and its financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/ ARTHUR ANDERSEN LLP

Milwaukee, Wisconsin
August 29, 2000

BOARD OF TRUSTEES
Edward M. Mazze, Ph.D., Chairman
Eugene Y.W. Lee, Ph.D., CFA, President
Andrew C. Laviano, J.D.
Harris N. Rosen
Bruce Whyte

INVESTMENT MANAGER
Integrity Global Asset Management, Inc.
Wakefield, Rhode Island

LEGAL COUNSEL
Stradley, Ronon, Stevens & Young, LLP
Philadelphia, Pennsylvania

INDEPENDENT AUDITORS
Arthur Andersen LLP
Milwaukee, Wisconsin

TRANSFER AGENT, FUND ACCOUNTING AGENT
AND FUND ADMINISTRATOR
Firstar Mutual Fund Services, LLC
Milwaukee, Wisconsin

CUSTODIAN
Firstar Bank, N.A.
Cincinnati, Ohio

DISTRIBUTOR
T.O. Richardson Securities, Inc.
Farmington, Connecticut